SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 2005
                                                         ----------------

                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-9624              22-2332039
----------------------------      ---------------     -------------------
(State or other jurisdiction        (Commission        (I.R.S. Employer
     of incorporation)              File Number)       Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985, Wilmington, Delaware, 19899-8985
  -----------------------------------------------------------------------------
       (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (302) 427-7599
                                                           --------------

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 8.01 Other Events

     On October 14, 2005 International Thoroughbred Breeders, Inc. issued a press release attached hereto as Exhibit 99.1 and by this reference incorporated herein, announcing that the vessel "Big Easy" is scheduled to complete its first cruise on Friday October 14, 2005 with public cruises to begin Sunday, October 16, 2005.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 9.01 Exhibit.

     (c)  Exhibit


     Exhibit 99.1 Press Release, dated October 14, 2005, issued by International Thoroughbred Breeders, Inc.

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


                                   SIGNATURES

     Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           INTERNATIONAL THOROUGHBRED
                           BREEDERS, INC.

                           By: s/Francis W. Murray
                               ------------------------------------
                                 Francis W. Murray
                                 President, Chief Executive Officer


Date: October 14, 2005